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                                                                    Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of EDO Corporation (the "Company") on Form 10-Q for the six month period ended June 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I James M. Smith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

/s/ James M. Smith
------------------------
James M. Smith
Chief Executive Officer
August 6, 2003